EXHIBIT 99.2

                     DENNIS CAIN PHYSICIAN SOLUTIONS, LTD..

                         UNAUDITED FINANCIAL STATEMENTS

                                      AS OF

                           SEPTEMBER 30, 2004 AND 2003

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                                   DENNIS CAIN
                            PHYSICIAN SOLUTIONS, LTD.


                              FINANCIAL STATEMENTS

                           NINE AND THREE MONTHS ENDED
                          SEPTEMBER 30, 2004 AND 2003;
                            AND AT SEPTEMBER 30, 2004
                              AND DECEMBER 31, 2003

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DENNIS CAIN PHYSICIAN SOLUTIONS, LTD.
FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 AND 2003



                                 C O N T E N T S
                                 ---------------
                                                                           Page
                                                                           ----

Balance Sheets............................................................... 3

Statements of Income......................................................... 4

Statements of Cash Flows..................................................... 5

Notes to Financial Statements................................................ 6

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

DENNIS CAIN PHYSICIAN SOLUTIONS, LTD.
BALANCE SHEETS


                                                                              September 30,        December 31,
                                                                            ------------------- --------------------
                                                                                  2004                  2003
                                                                            ------------------    ------------------
ASSETS                                                                          (unaudited)

CURRENT ASSETS
   Cash                                                                     $         248,629     $        388,030
   Accounts receivable - trade                                                        356,045              256,262
   Prepaid expenses                                                                    15,329                1,998
                                                                            ------------------    ------------------
     TOTAL CURRENT ASSETS                                                             620,003              646,290

PROPERTY AND EQUIPMENT
   Automobile                                                                           5,500                5,500
   Office furniture and equipment                                                     291,661              273,643
   Leasehold improvements                                                              72,737               72,737
                                                                            --- --------------    -- ---------------
                                                                                      369,898              351,880
   Less:  accumulated depreciation                                                   (291,070)            (253,380)
                                                                            ------------------    ------------------
     NET PROPERTY AND EQUIPMENT                                                        78,828               98,500
                                                                            ------------------    ------------------

TOTAL ASSETS                                                                $         698,831     $        744,790
                                                                            ==================    ==================


LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                                                         $          66,139     $         58,491
   Accrued expenses                                                                    83,419               60,066
                                                                            ------------------    ------------------
     TOTAL CURRENT LIABILITIES                                                        149,558              118,557

OWNERS' EQUITY                                                                        549,273              626,233
                                                                            ------------------    ------------------

TOTAL LIABILITIES AND OWNERS' EQUITY                                        $         698,831     $        744,790
                                                                            ==================    ==================

                       See notes to financial statements.

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

DENNIS CAIN PHYSICIAN SOLUTIONS, LTD.
STATEMENTS OF INCOME
(UNAUDITED)


                                                                               Three Months Ended September 30,
                                                                            ----------------------------------------
                                                                                  2004                  2003
                                                                            ------------------    ------------------

REVENUES                                                                    $      1,171,398      $      1,028,241

OPERATING EXPENSES                                                                   865,234               817,118
                                                                            ------------------    ------------------

INCOME FROM OPERATIONS                                                               306,164               211,123

OTHER INCOME
   Interest income                                                                        --                   139
                                                                            ------------------    ------------------
     TOTAL OTHER INCOME                                                                   --                   139
                                                                            ------------------    ------------------

NET INCOME                                                                  $        306,164      $        211,262
                                                                            ==================    ==================

                       See notes to financial statements.

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

DENNIS CAIN PHYSICIAN SOLUTIONS, LTD.
STATEMENTS OF INCOME
(UNAUDITED)


                                                                                Nine Months Ended September 30,
                                                                            ----------------------------------------
                                                                                  2004                  2003
                                                                            ------------------    ------------------

REVENUES                                                                    $      3,401,857      $      3,062,027

OPERATING EXPENSES                                                                 2,526,344             2,412,251
                                                                            ------------------    ------------------

INCOME FROM OPERATIONS                                                               875,513               649,776

OTHER INCOME
   Interest income                                                                        92                   233
                                                                            ------------------    ------------------
     TOTAL OTHER INCOME                                                                   92                   233
                                                                            ------------------    ------------------

NET INCOME                                                                  $        875,605      $        650,009
                                                                            ==================    ==================


                       See notes to financial statements.

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

DENNIS CAIN PHYSICIAN SOLUTIONS, LTD.
STATEMENTS OF CASH FLOWS
(UNAUDITED)

                                                                                     Nine Months Ended September 30,
                                                                                 ----------------------------------------
                                                                                       2004                  2003
                                                                                 -----------------     ------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                   $          875,605     $         650,009

   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation                                                                           37,690                41,206
   Changes in operating assets and liabilities:
     Accounts receivable                                                                  (100,561)              (77,066)
     Prepaid expenses                                                                      (13,331)                  --
     Other assets                                                                              778                  (650)
     Accounts payable and accrued expenses                                                  31,001                59,101
                                                                                 -----------------     ------------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES                                             831,182               672,600

CASH FLOWS FROM INVESTING ACTIVITIES
   Cash payments for purchases of property and equipment                                   (18,018)               (3,639)
                                                                                 -----------------     ------------------
     NET CASH USED IN INVESTING ACTIVITIES                                                 (18,018)               (3,639)

CASH FLOWS FROM FINANCING ACTIVITIES
   Distributions                                                                          (952,564)             (581,263)
                                                                                 -----------------     ------------------
     NET CASH USED IN FINANCING ACTIVITIES                                                (952,564)             (581,263)
                                                                                 -----------------     ------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                      (139,400)               87,698

CASH AND CASH EQUIVALENTS, beginning of period                                             388,030               238,211
                                                                                 -----------------     ------------------

CASH AND CASH EQUIVALENTS, end of period                                        $          248,629     $         325,909
                                                                                ==================     ==================

                       See notes to financial statements.

                                       6
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DENNIS CAIN PHYSICIAN SOLUTIONS, LTD.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 AND 2003


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Organization: Dennis Cain Physician Solutions,
Ltd. (the "Partnership") is a Texas limited partnership. The Partnership is engaged in the business of billing and collecting accounts receivable for physicians and clinical laboratories. Effective August 31, 2003, the Partnership changed its ownership structure from a limited liability company to a limited partnership.

These financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting. In the opinion of management, the accompanying unaudited financial statements include all adjustments consisting of only normal recurring adjustments necessary for a fair presentation of the Partnership's financial position and results of operations and cash flows for the interim periods presented. The results of operations for any interim period are not necessarily indicative of results for the full year.

Revenue Recognition: The Partnership earns revenues based on a percentage of collections of customer receivables. Revenue is recognized when customer receivables are collected. Consulting fees are based on project fees or hourly rates. Revenue is recognized when the services are provided.

Property and Equipment: Property and equipment is stated at cost. The Partnership depreciates property and equipment over the estimated useful lives by the straight-line method as follows:

              Automobile                                       5 years
              Office furniture and equipment                 5-7 years
              Leasehold improvements           Remaining term of lease

Depreciation expense was $37,690 and $41,206 for the nine months ended September 30, 2004 and 2003, respectively.

Repairs and Maintenance: Major additions or improvements to property and equipment are capitalized and depreciated over the estimated useful lives. Routine repair and maintenance costs are expensed as incurred.

Accounts Receivable: The Partnership records uncollectible accounts receivable using the direct write-off method of accounting for bad debts. Historically, the Partnership has experienced minimal credit losses and has not written-off any material accounts during 2003 or 2002, or during the three months ended and nine months ended September 30, 2004. Thus, at September 30, 2004 and December 31, 2003, there was no allowance for bad debts.

Federal Income Taxes: In lieu of corporate income taxes, the partners of a limited partnership and the members of a limited liability company are taxed on their proportionate share of the Partnership's taxable income. Therefore, no provision or liability for current federal income taxes has been included in these financial statements.

Advertising Costs: Advertising costs are charged to earnings as incurred and amounted to $3,427 and $9,538 for the nine months ended September 30, 2004 and 2003, respectively.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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